Exhibit 99.1

Cheniere Energy Partners December 2007 CHENIERE ENERGY PARTNERS, L.P. (Gp:) *Corpus Christi LNG, LLC Cheniere Energy, Inc. 100% *Artist’s Rendition (Gp:) *Creole Trail LNG, L.P. Cheniere Energy, Inc. 100% *Freeport LNG Development, L.P. Cheniere Energy, Inc. 30% * Sabine Pass LNG, L.P. Cheniere Energy Partners, L.P. Cheniere Energy, Inc. 91%

This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things:  statements that we expect to commence or complete construction of each or any of our proposed liquefied natural gas, or LNG, receiving   terminals by certain dates, or at all;  statements that we expect to receive authorization from the Federal Energy Regulatory Commission, or FERC, to construct and operate proposed   LNG receiving terminals by a certain date, or at all;  statements regarding future levels of domestic natural gas production and consumption, or the future level of LNG imports into North America, or regarding projected future   capacity of liquefaction or regasification, liquifaction utilization or total monthly LNG trade facilities worldwide, regardless of the source of such information  statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level;  statements relating to the construction of our proposed LNG receiving terminals, including statements concerning estimated costs, and the   engagement of any EPC contractor;   statements regarding any Terminal Use Agreement, or TUA, or other commercial arrangements presently contracted, optioned, marketed or   potential arrangements to be performed substantially in the future, including any cash distributions and revenues anticipated to be received;   statements regarding the commercial terms and potential revenues from activities described in this presentation;  statements regarding the commercial terms or potential revenue from any arrangements which may arise from the marketing of uncommitted   capacity from any of the terminals, including the Creole Trail and Corpus Christi terminals which do not currently have contractual commitments;  statements regarding the commercial terms or potential revenue from any arrangement relating to the proposed contracting for excess or expansion   capacity for the Sabine Pass LNG Terminal or the Indexed Purchase Agreement (“IPA”) or LNG spot purchase examples described in this presentation;  statements that our proposed LNG receiving terminals, when completed, will have certain characteristics, including amounts of regasification and   storage capacities, a number of storage tanks and docks and pipeline interconnections;  statements regarding Cheniere and Cheniere Marketing forecasts, and any potential revenues and capital expenditures which may   be derived from any of Cheniere business groups;   statements regarding Cheniere Pipeline Company, and the capital expenditures and potential revenues related to this business group; statements   regarding our proposed LNG receiving terminals’ access to existing pipelines, and their ability to obtain transportation capacity on existing pipelines; statements   regarding the Louisiana Natural Gas Header, and its potential business opportunities  statements regarding possible expansions of the currently projected size of any of our proposed LNG receiving terminals;  statements regarding the payment by Cheniere Energy Partners, L.P. of cash distributions;  statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, or objectives; any or all   of which are subject to change;   statements regarding estimated corporate overhead expenses; and  any other statements that relate to non-historical information.  These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,” “expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. Annual Report on Form 10-K for the year ended December 31, 2006, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”. These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements.   Safe Harbor Act

Value Drivers  Cheniere  Marketing  Asset  Development  Partnership  Interests  Sabine Pass LNG  4.0 Bcf/d LNG Terminal  Cheniere Energy  Partners, L.P.  AMEX:CQP  91% Interest (GP & LP units)  Creole Trail LNG Terminal  Creole Trail  Pipeline  Corpus Christi  LNG Terminal  Freeport LNG  Development, L.P. (Freeport LNG Terminal) 30% Equity Interest  Louisiana Natural Gas  Header  (Proposed Pipeline)

CQP Investment Highlights Body: Stable, 20-year cash flows under take-or-pay contracts Strong natural gas fundamentals support increased LNG imports Largest LNG receiving terminal in North America when complete Fully-funded construction costs; leading EPC contractors Focusing on strategic development projects Strong sponsorship from parent supported by>90% ownership Experienced management team

Sabine Pass LNG 4 Bcf/d Receiving Terminal  Sabine Pass Construction Site November 2007 Body: Land 853 acres in Cameron Parish, LA Accessibility Deep Water Ship Channel Sabine River Channel dredged to 40 feet Proximity  3.7 nautical miles from coast 22.8 nautical miles from outer buoy  Berthing/Unloading 2 docks  LNGCs up to 265,000 cm 4 dedicated tugs Storage Phase I: 3 x 160,000 cm (10.1 Bcfe)  Phase II: 2 x 160,000 cm (6.7 Bcfe) Vaporization  Phase I: 2.6 Bcf/d Phase II: 1.4 Bcf/d Potential Pipeline Access (Interstate)  Access to NE, MW, SE, & Mid-Atlantic markets   14 Bcf/d Within 150 Miles Regional Market - Strong Gas Demand  Port Arthur, Beaumont, Orange, Lake Charles

Sabine Pass Terminal Update November 2007

Key Milestones  Q3 2008  Expected completion of Phase 1 (2.6 Bcf/d)  April 2009  Expected start of Total TUA payments ( $125 million per year)  July 2009  Expected start of Chevron TUA payments  ( $125 million per year)  Q2 2008  Expected start of Cheniere Marketing TUA payments ($5 million per month)  2008  January 2009  Expected start of full Cheniere Marketing TUA payments ( $250 million per year)  Q2 2008  Expected start of Phase 1 commercial operation   Q3 2009  Expected completion of Phase 2 Stage 1 (4.0 Bcf/d)  2009  Q4  Q3  Q2  Q1  Q4  Q3  Q2  Q1  Q4  Q3  Q2  Q1  Q4  Q3  Q2  Q1

Agreements Provide Stable Cash Flows  (1) Fees do not vary with the actual quantity of LNG processed; tax reimbursement not included in the fees. (2) No inflation adjustments. (3) Subject to annual inflation adjustment. (4) Subject to terminal completion.  (5) Cheniere Marketing TUA payments for 2008 will be $5.0 million per month and will increase to $0.32/MMBtu starting 1/1/09.  20-year Terminal Use Agreements provide visibility for cash distributions. (Gp:) Total LNG (Gp:) Chevron USA (Gp:) Cheniere Marketing (Gp:) Capacity (Gp:) 1.0 Bcf/d (Gp:) 1.0 Bcf/d (Gp:) 2.0 Bcf/d (Gp:) Fees (Gp:) (1) (Gp:) Reservation Fee (Gp:) (2) (Gp:) $0.28/MMBTU (Gp:) $0.28/MMBTU (Gp:) $0.28/MMBTU (Gp:) Opex Fee (Gp:) (3) (Gp:) $0.04/MMBTU (Gp:) $0.04/MMBTU (Gp:) $0.04/MMBTU (Gp:) 2010 Full-Year Revenues (Gp:) $126 million (Gp:) $130 million (Gp:) $256 million (Gp:) Term (Gp:) 20 years (Gp:) 20 years (Gp:) 20 years (Gp:) Guarantor (Gp:) Total S.A. (Gp:) Chevron Corp. (Gp:) Cheniere (Gp:) Guarantor Credit Rating (Gp:) Aa1/AA (Gp:) Aa2/AA (Gp:) NR/B (Gp:) Payment Start Date (Gp:) April 1, 2009 (Gp:) (4) (Gp:) July 1, 2009 (Gp:) (4) (Gp:) April 1, 2008 (Gp:) (4)(5)

Estimated CQP Cash Flow Summary  Phase 1  Completed  Phase 2  Completed  (1) Twelve months ended June 30, 2010.  (US$ Millions)  For the twelve months ended December 31,   2007e  2008e  2009e  2010e   (1)  Revenue  $0  $48  $415  $511  EBITDA  (13)  9  369  461  Cash Received from Sabine Pass  0  0  257  308  Annual Distributions to Unit Holders  34  46  257  281  Reserve Account Balance  $66  $22  --  --  Common  $1.29  $1.70  $1.70  $1.70  Subordinated   $0.00  $0.00  $1.55  $1.70  Annual Cash Distributions Per Unit  General Partner   $0.21  $0.28  $1.58  $1.70  CDUs for Subordinated and G.P. units increase to $1.70 (annualized) over next several quarters

Target Market Access  Midwest Markets  Northeast Markets  Southeast Markets  Gulf Coast Markets  Mexican Markets

Development Projects Body: Installation of equipment to enhance fuel efficiency at the Sabine Pass terminal Waste Heat Recovery Ambient Air Vaporizers (AAV) Development of recently proposed interstate pipeline Proposed pipeline would extend from Louisiana to Alabama; called Louisiana Natural Gas Header Cheniere is currently holding open season through January 15, 2008 to gauge shipper interest

Fuel Efficiency Projects Body: Projects include installation of waste heat recovery units and ambient air vaporizers Waste heat recovery utilizes waste heat from gas turbine generator exhaust to heat water for use in the submerged combustion vaporizers Ambient air vaporizers reheat LNG without using fuel Proposed projects would result in fuel savings, which would allow for partial monetization of the fuel retained from the 2% fuel charge Savings depends on LNG throughput at the terminal Savings will also depend on number of ambient air vaporizers that can be effectively installed Estimated to potentially save 50-75% of the 2% fuel charge Combined cost currently estimated to be $160 million Estimated project completion by 2010-2011 Funding from excess cash and financings

Louisiana Natural Gas Header Proposed Pipeline Body: Pipeline would provide supply diversity  Access to new and existing LNG gas supply in and around Louisiana; nearly 10 Bcf/d regas capacity by 2010  Access to traditional offshore, onshore and recently developed unconventional supply Pipeline would connect to growing Southeast demand markets Natural gas demand expected to increase driven by electric generation Incremental natural gas necessary to satisfy new electric generation in Florida alone is estimated at 1 Bcf/d  330-mile long proposed interstate pipeline system comprised of both 42-inch and 36-inch diameter pipeline Expected in-service date as early as mid 2010 Non-binding open season held from November 15 to January 15 to gauge prospective shipper interest

Louisiana Natural Gas Header
Scale - Approximate
0 20 40 60 miles
SESH - Lucedale
Transco 65
SONAT
Dequincy
TGC, TETCO, Transco 45, Sempra, Liberty Storage
Tennessee
TETCO
LIG
Tennessee
FGT 11
FGT 9
FGT
Gulf South
Gulfstream
Cheniere
Eunice
ANR, TxGas, Egan Storage, Pine Prairie Storage
Cheniere Sabine Pass LNG
Johnson Bayou
NGPL, Bridgeline, SW Lateral
Louisiana Natural Gas Header
Creole Trail – Under Construction
Creole Trail – FERC Authorized

Investment Summary Body: Stable, 20-year cash flows under take-or-pay contracts Strong natural gas fundamentals support increased LNG imports Largest LNG receiving terminal in North America when complete Fully-funded construction costs; leading EPC contractors Focusing on strategic development projects Strong sponsorship from parent supported by>90% ownership Experienced management team